                                                        Exhibit 32


                                  CERTIFICATION
                  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                      ACT OF 2002 (SUBSECTIONS (a) AND (b)
                      OF SECTION 1350, CHAPTER 63 OF TITLE
                             18, UNITED STATES CODE)



Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended June 30, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   September 25, 2003                   /S/VICTOR INSETTA
                                           -------------------------
                                           Chief Executive Officer



Dated:   September 25, 2003                    /S/ANDREW R. PERZ
                                           -------------------------
                                           Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.